Exhibit 10.40

AMENDMENT, WAIVER AND CONSENT

THIS AMENDMENT, WAIVER AND CONSENT (this “Amendment”), dated as of August 29, 2005, to the Credit Agreement referenced below, is by and among Navigant International, Inc., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto (the “Guarantors”), the Lenders identified on the signature pages hereto and Bank of America, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, a $170 million credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified and supplemented from time to time, the “Credit Agreement”) dated as of October 31, 2003 among the Borrower, the Guarantors, the Lenders identified therein and Bank of America, N.A., as Administrative Agent; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modification on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2. Consent.

(a) The Required Lenders agree to extend the date by which the Borrower is required to deliver the financial statements required under Section 7.01(a) of the Credit Agreement for the fiscal year ended December 31, 2004, the related Compliance Certificate required under Section 7.02(b) of the Credit Agreement and the accountant’s certificate required by Section 7.02(a) of the Credit Agreement for the fiscal year ended December 31, 2004 to September 30, 2005.

(b) The Required Lenders agree to extend the date by which the Borrower is required to deliver the financial statements required under Section 7.01(b) of the Credit Agreement for the fiscal quarter ended on or about March 31, 2005 and the related Compliance Certificate required under Section 7.02(b) of the Credit Agreement (the “First Quarter Financial Information”) to September 30, 2005.

(c) The Required Lenders agree to extend the date by which the Borrower is required to deliver the financial statements required under Section 7.01(b) of the Credit Agreement for the fiscal quarter ended on or about June 30, 2005 and the related Compliance Certificate required under Section 7.02(b) of the Credit Agreement (the “Second Quarter Financial Information”) to September 30, 2005.

(d) The Loan Parties agree that the failure by the Borrower to deliver the Annual Financial Information, the First Quarter Financial Information and the Second Quarter Financial Information to the Administrative Agent and the Lenders by September 30, 2005 shall constitute an immediate Event of Default.

3. Waivers.

(a) The Required Lenders hereby waive any Default or Event of Default arising solely from the Borrower’s failure to comply with Section 8.11(a) or Section 8.11(d) of the Credit Agreement for the fiscal quarter ended on or about June 30, 2005, provided that the Borrower complies with each of Section 8.11(a) and Section 8.11(d), as amended by this Amendment, for the fiscal quarter ended on or about June 30, 2005.

(b) The Required Lenders hereby waive any Default or Event of Default arising at any time on or prior to September 30, 2005 solely from the Borrower’s failure to comply with Sections 7.04 and 9.01(e) of the Credit Agreement in connection with the approximately $10.25 million payment required under Section 1.3(b) of the Partnership Interests Purchase Agreement among the Borrower, NWT Newco, Inc., Navigant International/North Central, Inc., Northwestern Travel Service, L.P., Northwestern Travel Service, Inc., Noble Family Limited Partnership and the limited partners named therein dated as of May 24, 2004, as amended and modified from time to time (the “NWTBS Payment”), provided that this waiver shall not apply to any Default or Event of Default arising after September 30, 2005 as a result of the Borrower’s failure to make the NWTBS Payment when due.

4. Amendments. Subsections (a) and (d) of Section 8.11 of the Credit Agreement are amended and restated in their entirety to read as follows:

(a) Consolidated Total Leverage Ratio. Permit the Consolidated Total Leverage Ratio as of the end of any fiscal quarter of the Borrower to be greater than (i) for the fiscal quarter ended on or about June 30, 2005, 3.80:1.0, (ii) for the fiscal quarter ending on or about September 30, 2005, 3.80:1.0, (iii) for the fiscal quarter ending on or about December 31, 2005, 3.60:1.0, (iv) for the fiscal quarter ending on or about March 28, 2006, 3.50:1.0 and (v) for each fiscal quarter ending thereafter, 3.25:1.0.

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(d) Consolidated Fixed Charges Coverage Ratio. Permit the Consolidated Fixed Charges Coverage Ratio as of the end of any fiscal quarter of the Borrower to be less than (i) for any fiscal quarter ending during the period from and including the fiscal quarter ending on or about June 30, 2005 to and including the fiscal quarter ending on or about September 30, 2006, 1.80:1.0 and (ii) for the fiscal quarter ending on or about December 31, 2006 and each fiscal quarter ending thereafter, 2.00:1.0.

5. Conditions Precedent. This Amendment shall be effective as of the date hereof upon satisfaction of each of the following conditions:

(a) execution of this Amendment by the Loan Parties and the Required Lenders;

(b) receipt by the Administrative Agent, for the ratable benefit of each Lender that approves this Amendment, of an amendment fee equal to twenty basis points (0.20%) of such Lender’s Revolving Commitment and outstanding Term Loan; and

(c) receipt by the Administrative Agent of all other fees and expenses owing in connection with this Amendment.

6. Reaffirmation of Representations and Warranties. The Borrower hereby affirms that the representations and warranties set forth in the Credit Agreement and the other Loan Documents are true and correct as of the date hereof (except (a) those that expressly relate to an earlier period, (b) the representations contained in Section 6.07 of the Credit Agreement in connection with the NWTBS Payment and (c) the representations contained in Sections 6.05(a), 6.05(b) and 6.05(d) of the Credit Agreement in connection with the Borrower’s restatement of financial statements for the fiscal years 2000, 2001, 2002 and 2003, each of the four quarters of fiscal 2003 and the first three quarters of fiscal 2004, as a result of a review of Borrower’s allocation of purchase price between goodwill and customer-related intangibles and other identifiable intangibles for businesses Borrower acquired during 2001 through 2004, and the re-evaluation of the Borrower’s lease accounting practices).

7. Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Consent, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Consent and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor’s obligations under the Credit Agreement or the other Loan Documents.

8. Reaffirmation of Security Interests. The Borrower and each Guarantor (i) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (ii) agrees that this Amendment shall in no manner impair or otherwise adversely effect any of the Liens granted in or pursuant to the Loan Documents.

9. No Other Changes. This Consent is a one-time consent and, except as expressly set forth herein, all of the terms and provisions of the Credit Agreement and the other Loan Documents (including schedules and exhibits thereto) shall remain in full force and effect.

10. Counterparts. This Consent may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Consent to produce or account for more than one such counterpart.

11. Governing Law. This Consent shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of North Carolina.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Consent and Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	NAVIGANT INTERNATIONAL, INC., a Delaware corporation

By:
	Name:	John Coffman
	Title:	Senior Vice President and Chief Accounting Officer

GUARANTORS:	NAVIGANT INTERNATIONAL/NORTH CENTRAL, INC., an Illinois corporation
NAVIGANT INTERNATIONAL/SOUTHWEST, LLC, a Delaware limited liability company
CORNERSTONE ENTERPRISES, INC., a Massachusetts corporation
NAVIGANT INTERNATIONAL/SOUTHEAST, INC., a North Carolina corporation
NAVIGANT INTERNATIONAL/NORTHWEST, INC., a Washington corporation
NAVIGANT INTERNATIONAL/NORTHEAST, INC., a Connecticut corporation
NAVIGANT INTERNATIONAL U.K. HOLDINGS, INC., a Delaware corporation
NAVIGANT CRUISE CENTER, INC., a Delaware corporation
NAVIGANT INTERNATIONAL/ROCKY MOUNTAIN, INC., a Colorado corporation
SCHEDULED AIRLINES TRAFFIC OFFICES, INC., a Delaware corporation
PASSAGE INTERNATIONAL, INC., an Oregon corporation
INCENTIVE CONNECTIONS, INC., a New Jersey corporation

By:
	Name:	John Coffman
	Title:	Vice President

NAVIGANT INTERNATIONAL/SOUTH CENTRAL, LP, a Texas limited partnership

	By:	ATLAS TRAVEL GP, INC., a Texas corporation

By:
		Name:	John Coffman
		Title:	Vice President

NORTHWESTERN TRAVEL SERVICE, LP, a Minnesota limited partnership

By: NWT Newco, Inc., an Illinois corporation, General Partner

By:
	Name:	John Coffman
	Title:	Vice President

[Signature Pages Continue]

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

KEY BANK, N.A.

By:
Name:
Title:

THE BANK OF NOVA SCOTIA

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

JP MORGAN CHASE BANK, N.A.

By:
Name:
Title: